Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-QSB of Velocity Asset Management, Inc. for the three months ended June 30, 2004, I, W. Peter Ragan Jr., Chief Financial Officer of Velocity Asset Management, Inc., do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                  (1) such Quarterly Report on Form 10-QSB for the three months ended June 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Quarterly Report on Form 10-QSB for the three months ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.

                                    /s/ W. PETER RAGAN JR.
                                    ---------------------------------
                                    W. Peter Ragan Jr.
                                    Chief Financial Officer


August 19, 2004

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